SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          MEDIA GENERAL, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                 Media
                                General

                             Notice of 1995
                             Annual Meeting
                                  and
                            Proxy Statement
                          Friday, May 19, 1995
                             at 11:00 a.m.
                Richmond Newspapers Production Facility
                   5555 Chamberlayne Road (U.S. 301)
                        Mechanicsville, Virginia

Media General, Inc., P.O. Box 85333 Richmond, Virginia 23293-0001 (804) 649-6000

       Media
      General

       John Stewart Bryan III
       Chairman and President
                                                        April 10, 1995
       Dear Stockholder:
             You are cordially invited to attend Media General's 1995 Annual Meeting on Friday, May 19, 1995.
             THIS YEAR'S ANNUAL MEETING WILL BE HELD AT THE RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301, JUST NORTH OF ITS INTERSECTION WITH I-295), MECHANICSVILLE, VIRGINIA.
             Whether or not you plan to be present at the Annual Meeting, we value your vote. Please complete, sign and return the enclosed proxy card at your earliest convenience.
             I look forward to seeing you on May 19.
                                               Yours sincerely,
                                               J. Stewart Bryan III


METROPOLITAN NEWSPAPERS (BULLET) TELEVISION (BULLET) CATV (BULLET) NEWSPRINT (BULLET) PUBLISHING

                                 Media
                                General

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

TO THE CLASS A AND CLASS B COMMON STOCKHOLDERS
  OF MEDIA GENERAL, INC.

     Please take notice that the 1995 Annual Meeting of Stockholders of Media General, Inc., will be held at the RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301), MECHANICSVILLE, VIRGINIA, ON FRIDAY, MAY 19, 1995, AT 11:00 A.M. for the following purposes:

          1. To elect a Board of Directors for the ensuing year;
          2. To approve the Media General, Inc., Restricted Stock Plan for Non-Employee Directors;
          3. To approve the Media General, Inc., 1995 Long-Term Incentive Plan; and
          4. To act upon such other matters as properly may come before the meeting.

     Holders of the Company's Class A and Class B Common Stock of record at the close of business on March 24, 1995, are entitled to notice of and to vote at the meeting.
     Your attention is directed to the accompanying Proxy Statement.

                                          By Order of the Board of Directors
                                             GEORGE L. MAHONEY, SECRETARY
Richmond, Virginia
April 10, 1995
     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO EXPECT TO ATTEND IN PERSON ARE REQUESTED TO PLEASE SO INDICATE ON THE BACK OF THE ACCOMPANYING PROXY CARD. A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                PROXY STATEMENT
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                            SOLICITATION OF PROXIES
     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media General, Inc. (the Company), to be used at the 1995 Annual Meeting of Stockholders to be held at the RICHMOND NEWSPAPERS PRODUCTION FACILITY, 5555 CHAMBERLAYNE ROAD (U.S. 301), MECHANICSVILLE, VIRGINIA, ON FRIDAY, MAY 19, 1995, AT 11:00 A.M. Proxies properly executed will be voted at the meeting in accordance with instructions. A proxy may be revoked by a Stockholder at any time before it is voted.
     The Annual Report to the Stockholders of the Company including financial statements for the fiscal year ended December 25, 1994, and this Proxy Statement and accompanying proxy card are being mailed to Stockholders on or about April 10, 1995.
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     The Company had outstanding 25,883,409 shares of Class A Common Stock (Class A Stock) and 556,574 shares of Class B Common Stock (Class B Stock) as of March 24, 1995. Only holders of record at the close of business on such date will be entitled to vote, and each share of Class A or Class B Stock will be entitled to one vote on each matter as to which such class is entitled to vote, either alone or together with the other class.
     The following table shows the stock ownership as of the most recent practicable date of all persons known by the Company to have been the beneficial owners of more than 5% of the outstanding shares of any class of the Company's securities and the stock ownership of the directors and officers of the Company as a group. All such information is based on information furnished by or on behalf of the persons listed, who have sole voting power and sole investment power as to all shares of Class A and Class B Stock listed unless noted to the contrary.



                                                   AMOUNT
                                                     AND
                                       TITLE      NATURE OF     PERCENT
       NAME AND ADDRESS OF              OF        BENEFICIAL      OF
        BENEFICIAL HOLDER              CLASS      OWNERSHIP      CLASS
[S]                                   [C]         [C]            [C]
D. Tennant Bryan                      Class A     2,184,567(1)     8.4%
  333 East Grace Street               Class B       373,000(1)    67.0%
  Richmond, VA 23219
J. Stewart Bryan III                  Class A     1,395,261(1)(2)  5.4%
  333 East Grace Street               Class B        29,568(2)     5.3%
  Richmond, VA 23219
Estate of Elizabeth G. Henry          Class B        53,360(3)     9.6%
  c/o Bryan Brothers
  5516 Falmouth St., Suite 302
  Richmond, VA 23230
Mario J. Gabelli                      Class A     7,824,050(4)    30.2%
  655 Third Avenue
  New York, NY 10017
The Northern Trust Company            Class A     2,914,391(5)    11.3%
  50 South La Salle Street
  Chicago, IL 60675
All directors and executive           Class A     4,144,072(6)    16.0%
  officers as a group                 Class B       420,000(6)    75.5%

(1) The shares listed for D. Tennant Bryan include 995 shares of Class A Stock held for his benefit by the Media General, Inc. Thrift Plan Plus (Thrift
    Plan) as of January 31, 1995, 4,800 shares of Class A Stock held by a private foundation controlled by D. Tennant Bryan, 2,178,772 shares of Class A Stock held by The David Tennant Bryan Revocable Declaration of Trust (The D.T. Bryan Trust) and 373,000 shares of Class B Stock held by the D. Tennant Bryan Media Trust (Media Trust). D. Tennant Bryan is the grantor and has reserved a right of revocation with respect to The D.T. Bryan Trust and the Media Trust. D. Tennant Bryan is the sole trustee of The D.T. Bryan Trust, and D. Tennant Bryan and J. Stewart Bryan III serve as joint trustees of the Media Trust. D. Tennant Bryan and J. Stewart Bryan III, together with The D.
    T. Bryan Trust and the Media Trust, constitute a group for certain purposes, having aggregate beneficial ownership of 3,579,828 shares of Class A Stock and 402,568 shares of Class B Stock.
(2) The shares listed for J. Stewart Bryan III include 39,563 shares of Class A Stock held for his benefit by the Thrift Plan as of January 31, 1995, and 104,900 shares of Class A Stock registered in his name under the Restricted Stock Plan. Shares listed for J. Stewart Bryan III do not include 373,000 shares of Class B Stock held by the Media Trust. The listed shares include 92,366 shares of Class A Stock subject to currently exercisable options and 1,072,048 shares of Class A Stock held by other trusts of which J. Stewart Bryan III serves as a fiduciary and shares in the control of the voting and disposition of shares. Shares held by trusts of which he is a beneficiary, but as to which he is not a trustee and does not control the voting or disposition of shares, are not included.
(3) The Executors of the Estate of Elizabeth G. Henry are Jane Bryan Brockenbrough, Elizabeth B. Staunton, Anne S. Brockenbrough and Austin Brockenbrough, IV, the address for each of whom for this purpose is c/o Bryan Brothers at the address shown in the table. In addition to the shares held by the Estate of Elizabeth G. Henry, as to which each of the Executors shares voting and dispositive power, Jane Bryan Brockenbrough has sole voting and dispositive power as to 49,000 shares of Class A Stock and 2,220 shares of Class B Stock.
(4) The shares listed include shares held by Mr. Gabelli or entities which are under his direct or indirect control. Mr. Gabelli and such entities, in the aggregate, have sole dispositive power only as to 375,100 shares. Mr. Gabelli is deemed to have beneficial ownership of all of the foregoing shares, and one of the entities he controls, Gabelli Funds, Inc., is deemed to have beneficial ownership of all such shares other than 2,500 shares held directly by Mr. Gabelli.
(5) The Northern Trust Company serves as trustee of the Thrift Plan, and 2,893,991 of the Class A shares held as of January 31, 1995, are held in that capacity. The Thrift Plan provides that shares held for the Thrift Plan are to be voted by the trustee in the same proportion as instructions received from participants. Subject to certain restrictions, participants have the right to direct the disposition of shares of Class A Stock held for their benefit by the Thrift Plan. The Northern Trust Company has sole voting power as to all of the remaining 20,400 Class A shares.
(6) Includes an aggregate of 280,895 Class A shares subject to currently exercisable stock options.

                        ITEM 1 -- ELECTION OF DIRECTORS
     The Articles of Incorporation of the Company provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance. Accordingly, of the nine directors to be elected, three will be Class A Directors to be elected by the Class A Stockholders, and six will be Class B Directors to be elected by the Class B Stockholders. The By-Laws of the Company, consistent with applicable Virginia law, provide that in the election of each class of Directors, those receiving the greatest number of votes of each class of Stockholders entitled to vote for such Directors shall be elected. Abstentions and non-votes by brokers, banks and other nominee holders of record shall not be counted for or against any nominee. The Directors elected will serve until the next annual meeting of Stockholders. All of the nominees listed below presently are members of the Board. Unless authority is withheld, the proxies will be voted for the election as Directors of the persons named below, or, if for any reason any of such persons are unavailable, for such substitutes as management may propose. The Company has no reason to believe that any of the nominees will be unavailable. The following material is based on information submitted by the person named. Unless noted to the contrary, each Director has sole voting power and sole investment power as to all shares listed as owned beneficially by him.

                                                                               NUMBER AND PERCENTAGE*
                                                                               OF SHARES BENEFICIALLY
                                                                                OWNED MARCH 24, 1995
                                                        DIRECTOR      CLASS A
           NAME                                 AGE      SINCE          (1)            %      CLASS B       %
CLASS A DIRECTORS
Charles A. Davis............................    46        1989             200                     --
Robert V. Hatcher, Jr.......................    64        1991           1,500                     --
John G. Medlin, Jr..........................    61        1994           2,000                     --
CLASS B DIRECTORS
Robert P. Black.............................    67        1993           1,244                     --
D. Tennant Bryan............................    88        1930(3)    2,184,567(4)     8.4%    373,000(4)   67.0%
J. Stewart Bryan III........................    56        1974       1,395,261(2)(4)  5.4%     29,568(4)    5.3%
Alan S. Donnahoe............................    78        1965          53,756                     --
James S. Evans..............................    73        1982         204,000(2)                  --
Henry L. Valentine, II......................    67        1991         116,890(5)              17,432(5)    3.1%

*Percentages of stock ownership less than one percent are not shown.
(1) Includes shares, if any, held in the Thrift Plan as of January 31, 1995.
(2) Shares listed for J. Stewart Bryan III and James S. Evans include 92,366 shares and 97,500 shares of Class A Stock, respectively, subject to currently exercisable options. Shares listed for Mr. Evans include 52,500 shares registered in his name under the Restricted Stock Plan.
(3) D. Tennant Bryan was elected as a director of The News Leader Company, a predecessor to the Company, in 1930 and has served continuously since that time as a director of the Company and its predecessors except for 12 months during World War II when he was overseas in the U.S. Naval Reserve.
(4) Shares held by The D.T. Bryan Trust and the Media Trust are listed as owned by D. Tennant Bryan. For further information as to stock held by D. Tennant Bryan and J. Stewart Bryan III, see "Voting Securities and Principal Holders Thereof."
(5) Mr. Valentine shares voting and investment power over the Class B shares listed in his capacity as co-executor of an estate. Of the shares of Class A Stock listed, Mr. Valentine shares voting and investment power as a co-trustee or co-executor as to 91,980 shares, and he may be deemed to share voting and investment control as to 23,000 shares held by institutions for which Mr. Valentine chairs or serves on the investment committee. The shares listed do not include
    1,000 shares of Class A Stock held by Mr. Valentine's wife, as to which Mr. Valentine disclaims any voting or investment power.

DIRECTORS
     CHARLES A. DAVIS is a limited partner in The Goldman Sachs Group, L.P., and previously was a partner for more than five years in the investment banking firm of Goldman, Sachs & Co. Mr. Davis serves as a director of Lechters, Inc., Merchants Bancshares, Inc., and USLIFE Corporation.
     ROBERT V. HATCHER, JR. is the former Chairman of the Board and Chief Executive Officer of Johnson & Higgins, an insurance consulting and brokerage firm, having served in that position for more than five years. Mr. Hatcher serves as a director of Coastal Healthcare Group, Inc.
     JOHN G. MEDLIN, JR. is Chairman of the Board, and until December 31, 1993, also was Chief Executive Officer of Wachovia Corporation. Both positions have been held for more than five years. Mr. Medlin serves as a director of BellSouth Corporation, Burlington Industries, Inc., Nabisco Holdings Corporation, National Service Industries, Inc., RJR Nabisco, Inc., and USAir Group, Inc.
     ROBERT P. BLACK retired as of December 31, 1992, as President of the Federal Reserve Bank of Richmond, Virginia, having served in that position for more than five years.
     D. TENNANT BRYAN is Chairman of the Executive Committee of the Company's Board of Directors, having retired in June 1990 as Chairman of the Board of the Company, a position which he had held for more than five years. Mr. Bryan is a controlling person of the Company. He is the father of J. Stewart Bryan III, a director and officer of the Company.
     J. STEWART BRYAN III was elected Chairman of the Board, President and Chief Executive Officer of the Company in July 1990. Prior to that date, he had served as Vice Chairman of the Board and Executive Vice President of the Company since 1985, and as Chief Operating Officer of the Company since 1989. He is also the Chairman of Richmond Newspapers, Inc., a wholly-owned subsidiary of the Company, and has been Publisher of the Richmond Times-Dispatch (as well as The Richmond News Leader prior to its merger with the Richmond Times-Dispatch on June 1,
1992) for more than five years. He is the son of D. Tennant Bryan, Chairman of the Executive Committee of the Board of the Company, and is a controlling person of the Company.
     ALAN S. DONNAHOE is retired and serves as a consultant to the Company. Prior to July 1990, he served as Vice Chairman of the Board of the Company for more than five years, and he previously served as President and Chief Executive Officer of the Company.
     JAMES S. EVANS is Vice Chairman of the Board of the Company. Prior to July 1990, he served as President and Chief Executive Officer of the Company for more than five years.
     HENRY L. VALENTINE, II is Chairman of Davenport & Co. of Va., Inc., a Richmond, Virginia, investment banking firm, and has served in that position for more than five years.
BOARD AND COMMITTEE MEETINGS
     The full Board of Directors held regular meetings six times during 1994 on a bi-monthly basis. The Board additionally held one special meeting for the purpose of receiving and acting upon the report of the Special Committee with respect to the Redemption Agreement between D. Tennant Bryan and the Company. See the discussion below with respect to the Special Committee and "Other Transactions."

     The principal standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Compensation and Stock Option Committee. The Board has not formed a nominating committee.
     The Executive Committee presently consists of Messrs. D. T. Bryan, J. S. Bryan III, Donnahoe, Evans and Valentine. The Executive Committee is empowered, with certain limitations, to exercise all of the powers of the Board of Directors when the full Board is not in session. The Executive Committee met regularly six times during 1994 on a bi-monthly schedule which alternates with meetings of the full Board of Directors.
     The Audit Committee presently consists of Messrs. Black, Davis and Valentine. This committee oversees the audit function of the Company, both with regard to internal auditors and outside auditors, which are recommended to the Board by this committee. In this capacity, the committee meets with internal and outside auditors, approves all engagements of auditors and reviews all annual Securities and Exchange Commission filings made by the Company. The Audit Committee met twice during 1994.
     The Compensation and Stock Option Committee presently consists of Messrs. Black, Hatcher and Medlin. This committee has general responsibility for employee compensation, makes recommendations to the Board concerning officer and director compensation and oversees the operation of the compensation related benefit plans. The Compensation and Stock Option Committee met three times during 1994.
     A Special Committee of the Board was formed and met twice during 1994 for the limited purposes of studying the Redemption Agreement between D. Tennant Bryan and the Company and considering and advising the Board on possible alternatives thereto. The Special Committee was comprised of Messrs. Black, Davis and Medlin.
     Directors, other than those serving as officers of the Company or one of its subsidiaries, receive an annual retainer and periodic meeting fees. The annual retainer is $12,000. In 1994, the meeting fees were $500 for each Board meeting attended and an additional $500 for the first committee or special meeting attended on a given day, plus $300 for a second committee or special meeting attended on the same day. In 1995, the annual retainer will remain unchanged, and the meeting fee will be $750 for each meeting attended. See also "Approval of Restricted Stock Plan for Non-Employee Directors."
                     STOCK OWNERSHIP OF EXECUTIVE OFFICERS
     The following table lists the beneficial ownership of the Company's Class A and Class B Stock by the executive officers named in the "Summary Compensation Table" as of March 24, 1995.


                                    NUMBER AND PERCENTAGE*
                                    OF SHARES BENEFICIALLY
                                     OWNED MARCH 24, 1995
                              CLASS                CLASS
          NAME                A(1)          %        B          %
[S]                         [C]           [C]      [C]        [C]
J. Stewart Bryan III        1,395,261(2)  5.4%     29,568(2)  5.3%
Marshall N. Morton             67,192(3)               --
H. Graham Woodlief, Jr.        44,983(4)               --
James L. Dillon                30,297(5)               --
George L. Mahoney               4,900(6)               --
Stephen R. Zacharias           19,629(7)               --


*Percentages of stock ownership less than one percent are not shown.
(1) Includes shares held in the Thrift Plan as of January 31, 1995.
(2) For information concerning Mr. Bryan's stock ownership, see footnotes (1) and (2) to the table under "Voting Securities and Principal Holders Thereof " and footnotes (2) and (4) to the table under "Election of Directors." The shares listed for Mr. Bryan in each table of this Proxy Statement are identical.
(3) Shares listed for Mr. Morton include 29,799 shares subject to currently exercisable options and 36,400 shares registered in his name under the Restricted Stock Plan.
(4) Shares listed for Mr. Woodlief include 20,199 shares subject to currently exercisable options and 21,800 shares registered in his name under the Restricted Stock Plan.
(5) Shares listed for Mr. Dillon include 14,099 shares subject to currently exercisable options and 13,000 shares registered in his name under the Restricted Stock Plan.
(6) Shares listed for Mr. Mahoney include 1,700 shares subject to currently exercisable options and 3,200 shares registered in his name under the Restricted Stock Plan.
(7) Shares listed for Mr. Zacharias include 13,932 shares subject to currently exercisable options and 2,400 shares registered in his name under the Restricted Stock Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS
     The following table sets forth compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and each of the other five most highly compensated executive officers for the three fiscal years ended December 25, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                          AWARDS
                                                                 RESTRICTED                    PAYOUTS
                                   ANNUAL COMPENSATION             STOCK                         LTIP        ALL OTHER
         NAME AND                       SALARY       BONUS         AWARDS                      PAYOUTS      COMPENSATION
    PRINCIPAL POSITION        YEAR       ($)          ($)          ($)(1)       OPTIONS(#)      ($)(2)         ($)(3)
J. Stewart Bryan III,         1994     $550,000     $266,290      $      --       20,200       $     --       $ 28,961
Chairman, President and       1993      500,000      206,262        732,488       26,000             --         26,761
Chief Executive Officer       1992      480,000      147,398             --       21,500        372,554         25,701
Marshall N. Morton,           1994      302,500      146,460             --        7,200             --         14,470
Senior Vice President and     1993      275,000      113,444        262,013        9,300             --         12,478
Chief Financial Officer       1992      250,000       76,770             --        7,300         64,032         11,003
H. Graham Woodlief, Jr.,      1994      202,500      104,721             --        4,100             --         11,988
Vice President                1993      190,000       91,762        166,388        5,900             --         10,060
                              1992      175,000       56,350             --        4,700             --          8,949
James L. Dillon,              1994      168,500       83,477             --        2,500             --         13,015
Vice President                1993      162,000       86,572         95,625        3,400             --         13,934
                              1992      155,000       43,943             --        2,800        186,277         14,152
George L. Mahoney, (4)        1994      185,000       69,666             --        5,100             --          1,384
General Counsel               1993       80,208       18,382             --           --             --            211
                              1992           --           --             --           --             --             --
Stephen R. Zacharias, (5)     1994      140,000       37,657             --        3,800             --          7,025
Treasurer                     1993      133,500       34,094             --        5,200             --          7,360
                              1992      121,000       25,880             --        3,400             --          7,346

(1) At December 25, 1994, the number and value of the aggregate restricted stock awards held by named executive officers were: Mr. Bryan -- 73,300 and $2,116,538; Mr. Morton -- 24,100 and $695,888; Mr. Woodlief -- 15,300 and
    $441,788; Mr. Dillon -- 9,300 and $268,538. Shares were awarded in the name of each executive, and each has all rights of other Class A Stockholders, including dividends, subject to certain restrictions and forfeiture provisions.
(2) The amounts disclosed under this column represent the February 1, 1992, payout of benefits to the named executive under the Deferred Compensation Performance Units Plan, which Plan was terminated following the payout. The amount of the benefit payout was equivalent to the gross value of the number of units awarded to the executive, less the amount of income taxes which had previously been deposited by the Company on behalf of the executive.
(3) The amounts disclosed under this column for the most recent fiscal year consist of the following:

                                                                    DOLLAR VALUE OF
                                                                   INSURANCE PREMIUMS
                                                   ANNUAL             PAID BY THE
                             ABOVE-MARKET          COMPANY            COMPANY WITH
                            AMOUNTS EARNED      CONTRIBUTIONS       RESPECT TO TERM
                             ON DEFERRED          TO VESTED          LIFE INSURANCE
                             COMPENSATION       AND UNVESTED        FOR THE BENEFIT
                              DURING THE       DEFINED CONTRI-        OF THE NAMED
          NAME               FISCAL YEAR        BUTION PLANS       EXECUTIVE OFFICER       TOTAL
J. Stewart Bryan III            $4,281             $22,688               $1,992           $28,961
Marshall N. Morton                  --              12,478                1,992            14,470
H. Graham Woodlief, Jr.          1,228               8,828                1,932            11,988
James L. Dillon                  6,596               4,950                1,469            13,015
George L. Mahoney                   --                  --                1,384             1,384
Stephen R. Zacharias               835               4,950                1,240             7,025

(4) Mr. Mahoney joined the Company on July 15, 1993.
(5) Mr. Zacharias became an executive officer in 1993.

                       OPTION GRANTS IN LAST FISCAL YEAR
     The following table provides information on stock options granted in fiscal 1994 to the named executive officers.

                                                 INDIVIDUAL GRANTS
                            NUMBER OF
                            SECURITIES      % OF TOTAL
                            UNDERLYING       OPTIONS        EXERCISE
                             OPTIONS        GRANTED TO       OR BASE                        GRANT DATE
                             GRANTED       EMPLOYEES IN       PRICE         EXPIRATION        PRESENT
          NAME                (#)(1)       FISCAL YEAR      ($/SHARE)          DATE         VALUE $ (2)
J. Stewart Bryan III          20,200           13.5%         $27.625      Jan. 25, 2004      $ 223,452
Marshall N. Morton             7,200            4.8%          27.625      Jan. 25, 2004         79,646
H. Graham Woodlief, Jr.        4,100            2.7%          27.625      Jan. 25, 2004         45,354
James L. Dillon                2,500            1.7%          27.625      Jan. 25, 2004         27,655
George L. Mahoney              5,100            3.4%          27.625      Jan. 25, 2004         56,416
Stephen R. Zacharias           3,800            2.5%          27.625      Jan. 25, 2004         42,036

(1) The amounts listed under this column represent the number of shares of the Company's Class A Stock covered by options granted to the named executive during fiscal 1994 under the provisions of the 1987 Stock Option Plan, as amended (1987 Plan). Options granted under the 1987 Plan become exercisable on a graduated scale over a three-year period and expire 10 years after the date of grant. The options also become fully exercisable upon, and must be exercised within 12 months of, the optionee's death during employment or retirement after age 55.
(2) Option values reflect Black-Scholes model output for options. The assumptions used in the model were: expected volatility of .283; zero-coupon government bond yield available on the grant date and maturing at the end of the option term; dividend yield of 1.9%; and time to exercise of 10 years. Additionally, a 5.7% discount was applied to reflect three-year pro rata vesting (3% per year probability of forfeiture). The actual value, if any, an executive may realize will depend on the amount by which the stock price on the date of exercise exceeds the exercise price. There is no assurance that the value actually realized by an executive will be at or near the value estimated by use of the Black-Scholes model.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
     The following table provides information with respect to the number and value of stock options outstanding at the end of fiscal 1994. None of the named executive officers exercised options during 1994.

                                   NUMBER OF SECURITIES
                                  UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                        OPTIONS AT                   IN-THE-MONEY OPTIONS
                                    FISCAL YEAR-END(#)             AT FISCAL YEAR-END($)(1)
           NAME                EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
J. Stewart Bryan III              93,799           44,701        $ 1,033,732       $ 266,374
Marshall N. Morton                21,866           15,834            130,445          93,942
H. Graham Woodlief, Jr.           15,299            9,601             82,838          59,249
James L. Dillon                   11,199            5,701             51,542          34,627
George L. Mahoney                     --            5,100                 --           6,375
Stephen R. Zacharias               9,799            8,401             54,467          49,964

(1) The amount listed represents the difference between the closing price of the Company's Class A Stock at the end of fiscal 1994 ($28.875) and the exercise price per share, multiplied by the number of shares covered by the options.

                               PENSION PLAN TABLE
     The following table reflects the estimated aggregate retirement benefits to which certain executive officers of the Company, including each of the named executive officers in the Summary Compensation Table, are expected to be entitled under the combined provisions of the Company's non-contributory, funded Employees Retirement Plan and the Executive Supplemental Retirement Plan (the Plans). The amount of benefit assumes that the executive has completed a minimum of 15 years of service. The benefit amount will be reduced for service of less than 15 years or if the executive retires prior to attaining age 63. Additional benefits are not earned for service in addition to 15 years.


                                      LIFETIME ANNUAL
                                          BENEFIT
 HIGHEST FIVE-YEAR                      AT OR AFTER
AVERAGE COMPENSATION               NORMAL RETIREMENT DATE
     $  150,000                           $ 82,500
        250,000                            137,500
        350,000                            192,500
        450,000                            247,500
        550,000                            302,500
        650,000                            357,500
        750,000                            412,500
        850,000                            467,500
        950,000                            522,500
      1,050,000                            577,500


     The amount of benefit for the executive officers named in the Summary Compensation Table is derived by averaging each officer's five highest years of "Annual Compensation," as reflected in such tables.
     Retirement benefits shown are payable without offset for Social Security in monthly installments as life annuities, or in other optional forms, upon retirement after attaining age 63. Benefits for executives who participated in both plans prior to January 1, 1991, are reduced by the amount of benefits payable to them under pension plans of former employers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     Media General's compensation system is a management tool that is used to support and reinforce key operating and strategic goals. It is applied consistently to all salaried employees.
     The Company's compensation programs for management employees are designed to build a strong link between an individual's performance and his related compensation opportunities as well as to align the interests of key Media General employees with those of the Stockholders. These two elements induce eligible employees to be more responsive to the needs of the Company. Periodically, the Company reviews its compensation programs with independent consultants to ensure that, corporately, it is taking advantage of current thinking in the field of compensation management.
     The Compensation and Stock Option Committee (the Committee) feels that a tightly administered program that rewards eligible managers for appropriate behavior is a constructive way to attract talented personnel. Eligibility to participate in annual and long-term incentive programs is determined by the Committee assisted by recommendations from the Chief Executive Officer.
     There are three components to total executive compensation at Media
General: base salary and short- and long-term incentives. Using published general industry surveys targeted to the Company's size, media industry surveys targeted to size and diversification levels comparable to the Company (including but not limited to those companies found within the S&P Publishing (Newspapers) Index) and published proxy statement executive compensation levels, the Committee has established second quartile (51st-75th percentile) targets for each component. The number of companies participating in such surveys varies from year to year but averages about 75 in any given year.
     Base salary levels are determined with reference to competitive targets (as described previously) and internal equity. Pay and performance then are linked through the use of the two incentive programs.
     The short-term incentive program combines specific threshold, target and maximum goals established at the beginning of the measurement year with award targets, as described previously. All goals are growth-related, are based on profit and asset utilization levels and are established individually for each business unit and for the Company. Cash awards are paid based on the accomplishment of these goals. Maximum awards are attained at 150% of goal. Except under exceptional circumstances, which, in the Committee's opinion, were not under operating unit control, no bonuses are paid to units earning less than 80% of their goal.
     A long-term incentive program is used to reward sustained stock price growth and/or achievement of long-term, pre-established earnings per share growth targets. Awards in this program are made in the form of stock options (typically awarded to eligible participants annually at fair market value on the grant date, vesting over a three-year period) and restricted stock (typically granted to selected executive officers every other year with restrictions (currently ten years) on sale that may be accelerated if pre-established earnings per share growth targets are met). The combined expected value of stock-based awards is targeted to achieve competitive levels of total compensation as described earlier; for those selected executive officers who are eligible to receive both restricted stock and stock options, annual grants are awarded on the basis that 60% of the competitive long-term incentive target would be delivered through restricted stock. The Committee notes that the relative value of a given award at the end of the measurement period will depend on the growth in value of the common stock of the Company over the time period. The vesting and ten-year trading restrictions emphasize the long-term nature of these awards and encourage eligible employees to remain in the employ of the Company. No vesting acceleration was triggered in 1994.

     With respect to the $1 million deductibility threshold of Section 162(m) of the Internal Revenue Code, the Committee does not intend to allow affected compensation, paid in any one year, to exceed $1 million, except when the Committee deems such action to be in the best interests of the Company.

CEO COMPENSATION DURING 1994
     Mr. Bryan's base salary in 1994 was $550,000, 10% above the preceding year, an increase the Committee believes to be competitive within the second quartile referenced above. Media General's 1994 financial performance was 11.5% above its aggregate incentive plan target for the year. Therefore, strict application of the Company's annual incentive plan formula produced a bonus for 1994 of $266,290, equal to 48.4% of Mr. Bryan's base compensation, a level below the plan maximum but slightly higher than targeted. At the beginning of 1994 a stock option award of 20,200 shares of Media General Class A Common Stock was awarded to Mr. Bryan. This award was developed in accordance with competitive practice, as outlined previously, and was based on the standard provisions of Media General's annual and long-term incentive plans.
                                THE COMPENSATION AND STOCK OPTION COMMITTEE
                                           Robert V. Hatcher, Jr., CHAIRMAN
                                           Robert P. Black
                                           John G. Medlin, Jr.

                               PERFORMANCE GRAPH
     The following graph shows the cumulative total Stockholder return on the Company's Class A Stock over the last five fiscal years as compared to the returns of the Standard & Poor's (S&P) Publishing (Newspapers) Index and the American Stock Exchange (AMEX) Composite Index. The graph assumes $100 was invested on December 31, 1989, in the Company's Class A Stock, the S&P Publishing (Newspapers) Index and the AMEX Composite Index and also assumes reinvestment of dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
              MEDIA GENERAL, S&P PUBLISHING (NEWSPAPERS) AND AMEX

                                                1989     1990     1991     1992     1993     1994
Media General, Inc.                             $100     $ 61     $ 56     $ 59     $ 99     $102
S&P Publishing (Newspapers) Index                100       80       97      109      126      116
AMEX Composite Index                             100       85      104      106      126      111


                      APPOINTMENT OF INDEPENDENT AUDITORS
     At its January 1995 meeting, the Board of Directors appointed the firm of Ernst & Young LLP as the independent auditors of the Company for the 1995 fiscal year. Ernst & Young LLP has examined the accounts of the Company for many years, including 1994. The Company has been advised by Ernst & Young LLP that it is an independent public accounting firm within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if he desires to do so, and to respond to appropriate questions from Stockholders.

                  ITEM 2 -- APPROVAL OF RESTRICTED STOCK PLAN
                           FOR NON-EMPLOYEE DIRECTORS
BACKGROUND
     The Board of Directors has adopted, subject to Stockholder approval, the Media General, Inc., Restricted Stock Plan for Non-Employee Directors (Director
Plan). The Director Plan, which was developed with the assistance of a national consulting firm with broadly recognized abilities in compensation matters, is designed to attract and retain qualified persons for service as members of the Board of Directors, to encourage ownership in the Company by such directors, and to align the interests of such directors more directly with the long-term growth and profitability of the Company. Under the Director Plan, the Company will be authorized to issue over a period of years a total of up to 20,000 shares of its Class A Common Stock, subject to certain restrictions on ownership and transfer, to directors who are neither current nor former employees of the Company, in addition to their annual retainer and periodic meeting fees. The following paragraphs summarize the principal features of the Director Plan, the full text of which will be provided to Stockholders without charge upon written request directed to: Secretary, Media General, Inc., 333 East Grace Street, Richmond, Virginia 23219.

PRINCIPAL FEATURES OF THE PLAN
     Each non-employee director shall receive automatically every other year that number of shares of the Class A Common Stock of the Company that can be purchased for $10,000, based upon the closing price on the principal exchange upon which the Company's Class A Common Stock is listed on the trading day immediately preceding the date of grant.
     Under the terms of the Director Plan, ownership and trading restrictions will prohibit a recipient of restricted shares from selling or otherwise transferring the shares for a period of up to 10 years; provided, however, that the Compensation and Stock Option Committee of the Board (Committee) may fix performance targets at the time of each grant, which, if met, would shorten the period during which such ownership and transfer restrictions will apply. (By way of example, performance targets for the 1995 awards will specify that, from a $1.50/share base, if average earnings per share growth is at least 15% per year, the restrictions will lapse after 3 years from the date of grant; if average earnings per share growth is at least 10% per year, the restrictions will lapse after 5 years; and, if average earnings per share growth is at least 7% per year, the restrictions will lapse after 7 years. "Earnings" for these purposes shall be reported earnings per share, excluding gains and losses on sales of assets and impacts from accounting changes mandated by outside parties such as FASB, AICPA and the SEC; earnings per share growth calculations shall be made in accordance with an established methodology. Performance targets for future awards may vary.)
     If a non-employee director's service on the Board of Directors terminates while the restrictions are applicable, the unvested portion of his restricted shares will be forfeited, unless that director has served on the Board for at least 5 years from a date of grant prior to his death, disability or retirement, which event then shall cause such shares to vest. For purposes of the previously described forfeiture determination, shares as to which the restrictions remain applicable will vest evenly over a 120 month period following the date of grant.
     The date of grant for purposes of the initial award made pursuant to the Director Plan shall be the date of the Board of Directors' meeting immediately following the 1995 Annual Meeting of Stockholders; all subsequent dates of grants shall be the date of the Committee's regular January meeting in a year in which an award is to be made.

     Subject to any limitations hereafter imposed by Rule 16b-3 of the Securities Exchange Act, forfeited shares shall be subject to reissuance, but in no event shall the number of outstanding restricted shares exceed the authorized reserve.
     Certificates representing the restricted shares will be issued in the name of each non-employee director but will be retained by the Company, marked with appropriate restrictive legends. Plan participants otherwise will be entitled to all rights of Stockholders with respect to their restricted shares, including the right to vote and to receive dividends. The number of shares subject to issuance under the Plan will be adjusted in the event of stock splits or similar transactions.
     With respect to the application of federal income tax laws, the Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income. A participant may elect to be taxed at the time of receipt of shares rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture, in which case the Company will be entitled to a deduction at the same time. Dividends paid to the non-employee director during a restricted period will be taxable as compensation income (with the Company being entitled to a deduction in an equal amount), unless the election referred to in the immediately preceding sentence has been made.
     The Director Plan may be amended or terminated by the Board of Directors; however, no amendment can be made without the approval of the Stockholders if such amendment would either (1) increase the aggregate number of shares of the Class A Common Stock of the Company that may be issued under the Director Plan or (2) change the classification of directors eligible to receive shares under the Director Plan.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MEDIA GENERAL, INC., RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS. APPROVAL REQUIRES A MAJORITY OF VOTES CAST BY THE HOLDERS OF CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER AND NOT AS SEPARATE CLASSES.

                 ITEM 3 -- APPROVAL OF LONG-TERM INCENTIVE PLAN

BACKGROUND
     The Board of Directors has adopted, subject to Stockholder approval, the Media General, Inc., 1995 Long-Term Incentive Plan (Long-Term Plan). The purposes of the Long-Term Plan are (a) to promote the identity of interests between Stockholders and employees by encouraging and creating significant ownership of the Class A Common Stock of the Company by officers and other salaried employees of the Company and its subsidiaries and (b) to attract and retain the services of qualified and capable employees. To further the objective of linking compensation to corporate performance, the Long-Term Plan, which was developed with the assistance of a national consulting firm with broadly recognized abilities in compensation matters, is designed to provide meaningful long-term incentive opportunities for employees who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.
     The following paragraphs summarize the principal features of the Long-Term Plan, the full text of which will be provided to Stockholders without charge upon written request directed to: Secretary, Media General, Inc., 333 East Grace Street, Richmond, Virginia 23219.

PRINCIPAL FEATURES OF THE PLAN

     The Long-Term Plan will be administered by the Compensation and Stock Option Committee of the Board (Committee), consisting of two or more directors, each of whom must be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended
(Exchange Act), which means primarily that members of the Committee are not employees and are not eligible to receive awards under the Long-Term
Plan. The Committee is authorized to designate participants from among the eligible officers and other employees, determine the type and number of awards to be granted, set terms and conditions of awards and make all determinations which may be necessary or advisable for the administration of the Long-Term Plan.
     The Long-Term Plan provides for the discretionary grant by the Committee of deferred stock, dividend equivalents, performance accelerated restricted stock, performance awards, performance-based restricted stock, restricted stock, stock appreciation rights, stock options and other stock-based awards, or combinations of these awards. The individuals eligible to participate in the Long-Term Plan are the chief executive officer and the Company's other most highly compensated officers (Covered Officers), who in 1994 were the individuals named in the Summary Compensation Table in this Proxy Statement, and other salaried employees of the Company and its subsidiaries whose performance significantly contributes to the success of the Company (approximately 65 people). Awards may be granted alone, in addition to, in tandem with or in substitution for any other award under the Long-Term Plan, other awards under other plans of the Company or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.
     A total of 1,300,000 shares of Class A Common Stock will be reserved and available for awards under the Long-Term Plan, although the Long-Term Plan provides that no more than 400,000 shares shall be available for stock-based awards subject to performance criteria. Moreover, only a maximum of 50,000 shares may be the subject of any annual grant of options or stock appreciation option rights to any participant, the maximum annual payment under performance-based awards to any participant is $300,000, and only a maximum of 50,000 shares may be earned by any participant during any two-year period under restricted stock and other stock-based awards subject to performance criteria.
     To the extent permitted by Rule 16b-3 under the Exchange Act, shares forfeited or related to an award which terminates without issuance of shares will be available again for issuance under the Long-Term Plan, but in no event shall the number of shares subject to outstanding awards exceed the total shares reserved. The closing price of a share of Class A Common Stock on the American Stock Exchange on March 24, 1995, was $31.25.
     The Stockholders of the Company previously have approved certain stock option plans and other performance-based employee benefit plans, most recently in 1991 when the Media General, Inc., 1987 Non-Qualified Stock Option Plan was amended and when the Media General, Inc., Restricted Stock Plan for employees was adopted. As of March 24, 1995, options to purchase 1,339,130 shares under the 1987 Option Plan have been awarded, leaving a current balance of 279,905 unallocated shares, and 352,400 shares have been awarded under the Restricted Stock Plan, leaving a current balance of 84,603 unallocated shares available for future issuance. The Long-Term Plan, if approved by the Stockholders, requires that the Committee terminate the 1987 Stock Option Plan and the Restricted Stock Plan; thereupon, the shares presently unallocated under the 1987 Stock Option Plan will be deleted from registration, and the unallocated shares under the Restricted Stock Plan will be de-listed, meaning that no further awards will be made to officers and other employees of the Company under those plans. Shares previously allocated pursuant to existing option or restricted stock awards under such plans will not be affected. The Long-Term Plan will continue until such time as it is terminated by the Board.

DESCRIPTION OF POSSIBLE AWARDS

     DIVIDEND EQUIVALENTS. Dividend equivalents confer on participants the right to receive, currently or on a deferred basis, cash, stock, other awards or other property equal in value to dividends that would be paid if the participant held a specific number of shares. Dividend equivalents may be paid directly to participants or may be deemed to be reinvested in additional stock awards at the market price at the date of reinvestment or otherwise.
     PERFORMANCE AWARDS. Performance awards confer upon a participant rights payable or exercisable based upon the attainment of certain performance objectives during specified award periods. Performance awards are denominated in shares of Class A Common Stock, may be payable in cash, stock, other awards or other property and may be subject to such forfeiture conditions, restrictions and other terms as the Committee may specify.
     RESTRICTED AND DEFERRED STOCK. Restricted stock generally consists of shares which may not be disposed of by participants until the lapse of restrictions established by the Committee. Restrictions may be based solely upon a certain period of continuous employment, or shares may be subject to restrictions and to a risk of forfeiture if specified performance criteria are not met during the restriction period. In addition, the Committee may provide that the vesting of restricted shares will be accelerated if specified performance criteria are met during the restriction period. A participant receiving restricted stock will have all of the rights of a Stockholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Deferred stock generally consists of a right to receive shares at the end of specified deferral periods. Deferred stock is subject to such restrictions or limitations as the Committee may specify. Deferred stock carries no voting or dividend rights or other rights associated with stock ownership (although rights to receive dividend equivalents may be awarded). Upon termination of employment during the restriction or deferral period, unvested restricted or deferred stock will be forfeited, subject to such exceptions (if any) as the Committee may specify.
     STOCK OPTIONS AND SARS. Stock options, including tax qualified incentive stock options (ISOs) and non-qualified stock options, entitle the participant to purchase shares of Class A Common Stock at prescribed prices pursuant to a vesting schedule established by the Committee. Stock appreciation rights (SARs) entitle the participant to receive the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the grant price of the SAR. SARs may be granted alone or in tandem with options. Upon the exercise of a SAR issued in tandem with an option, the related option will be deemed to have been exercised. The exercise price of an option and the grant price of a SAR generally may not be less than the fair market value per share of the Common Stock on the date of grant. Stock options and SARs may be exercisable at such times (including certain periods following the termination of employment) and may be subject to such terms and conditions as the Committee may specify, except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, Common Stock, outstanding awards or other property as the Committee may determine from time to time.
     OTHER STOCK-BASED AWARDS. The Committee also may grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Class A Common Stock. The Committee determines the terms and conditions of such awards, including any consideration to be paid to exercise awards, any performance objectives to be attained, the period during which awards will be outstanding, whether dividend or dividend equivalents, on a current or deferred basis, will be paid, and forfeiture conditions and restrictions.

OTHER TERMS OF AWARDS
     Awards may be settled in cash, Class A Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may specify, including payment of interest or dividend equivalents on any deferred amounts or stock, respectively. The Committee may place shares or other property in trusts or make other arrangements to provide for the payment of the Company's obligations under the Long-Term Plan.
     Awards may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, except, with respect to awards other than ISOs, to the extent permitted under Rule 16b-3 under the Exchange Act. A participant may designate a beneficiary to exercise such person's rights and receive distributions under the Long-Term Plan upon such person's death.

AMENDMENT, TERMINATION AND ADJUSTMENTS
     The Board may amend, suspend or terminate the Long-Term Plan without the consent of Stockholders or participants, except that Stockholder approval will be sought within one year after such Board action if any such amendment would have the effect of increasing the total number of shares that may be awarded under the Long-Term Plan, or materially increasing the benefits accruing to Covered Officers, or if Stockholder approval otherwise is required by any applicable law or regulation or rule of a stock exchange, or if the Board in its discretion determines that obtaining such approval is advisable. The Committee also may amend, accelerate, suspend or terminate any outstanding award and any related agreement. No such amendment or termination may impair the rights of a participant under any outstanding award without his or her consent.
     In the event of certain changes affecting the shares of Class A Common Stock (such as a stock dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event), the Committee may adjust the aggregate number or kind of shares which may be issued under the Long-Term Plan and the terms of outstanding awards as it deems to be appropriate in order to prevent dilution or enlargement of participants' rights under the Long-Term Plan. The Committee also may make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or their financial statements or changes in applicable laws, regulations or accounting principles.

FEDERAL INCOME TAX IMPLICATIONS
     The Company believes that, under present law, the following federal income tax consequences generally arise with respect to awards granted under the Long-Term Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. Upon exercising a SAR, the participant generally must recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.
     A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in a short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant of the ISO or within one year after the transfer of the shares to the participant) measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by the exercise of an ISO and held for the applicable ISO holding period). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon the exercise of an ISO are disposed of before the applicable ISO holding period has been satisfied.
     With respect to awards granted under the Long-Term Plan that may be settled either in cash, Class A Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize compensation income equal to the cash or the fair market value of stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, whichever occurs earlier, the Company will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture, in which case the Company will be entitled to a deduction at the same time. Dividends paid to the employee during a restricted period will be taxable as compensation income (with the Company being entitled to a deduction in an equal amount), unless the election referred to in the immediately preceding sentence has been made.
     In each instance described above, the deduction available to the Company may be limited, as to Covered Officers, by the 1993 Omnibus Budget Reconciliation Act, which places a $1 million limit on the deduction that may be taken for compensation paid to any Covered Officer unless such compensation is based upon the attainment of performance goals established in advance by a committee of two or more outside directors and paid pursuant to a plan approved by Stockholders. The Long-Term Plan is designed to enable the Company to meet the requirements for deductibility as to performance accelerated restricted stock, performance awards, performance-based restricted stock, stock appreciation rights, stock options and other performance-based awards (subject to the attainment of applicable performance criteria).
     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Long-Term Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MEDIA GENERAL, INC., LONG-TERM PLAN. APPROVAL REQUIRES A MAJORITY OF VOTES CAST BY THE HOLDERS OF CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER AND NOT AS SEPARATE CLASSES.

                               OTHER TRANSACTIONS
     The Company entered into an agreement with D. Tennant Bryan in 1985 which most recently was amended on April 7, 1994, regarding the redemption of stock from Mr. Bryan's estate. The amended agreement provides that upon Mr. Bryan's death, his estate has a right to sell and the Company has a separate right to buy the lesser of (a) 15% of the Class A Stock owned by Mr. Bryan at his death and (b) a sufficient number of shares of Class A Stock to fund estate taxes and certain funeral and administrative expenses. The purchase price for each share redeemed under the amended agreement will equal 90% of the average daily closing price for a share of Class A Stock during the 91 days preceding the date that is 30 days after the date of death. The agreement also provides that, if the estate pays taxes in installments over a period of time, and if a redemption right has been exercised, the Company in certain circumstances also may elect to pay the redemption price in installments, plus interest at the rate paid by the estate.

     The investment banking firm of Goldman, Sachs & Co., an affiliate of The Goldman Sachs Group, L.P., of which Mr. Davis is a limited partner, renders various investment banking services to the Company.

                           1996 STOCKHOLDER PROPOSALS
     Stockholders may present proposals for inclusion in the 1996 Proxy Statement, provided the proposals comply with applicable Securities and Exchange Commission regulations and are received by the Company no later than December 9, 1995.

                            SOLICITATION OF PROXIES
     The Company may solicit proxies in person or by telephone or mail. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Officers and other employees of the Company may participate in such solicitation, for which they will receive no special or additional compensation. In addition, the Company has retained D. F. King & Co. to assist in the solicitation of proxies for a basic fee of $10,000, plus reimbursement of out-of-pocket expenses.

                                 OTHER MATTERS
     Management does not intend to present, nor does it know of any person who intends to present, any matter for action by Stockholders at the Annual Meeting, other than as stated in the accompanying Notice. However, the enclosed proxy confers discretionary authority with respect to the transaction of any other business which properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their best judgment.
                                          By Order of the Board of Directors
                                             GEORGE L. MAHONEY, SECRETARY
Richmond, Virginia
April 10, 1995

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO EXPECT TO ATTEND IN PERSON ARE REQUESTED TO PLEASE SO INDICATE ON THE BACK OF THE ACCOMPANYING PROXY CARD. A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                       MEDIA GENERAL, INC.

         RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                      Effective May 19, 1995


     1. PURPOSE. The purpose of this Plan is to attract and retain qualified persons of experience and ability, who are not employees or former employees of the Company, for service as members of the Board of Directors by granting them shares of the Company's Class A Common Stock, subject to certain restrictions set forth below, to compensate them for their contributions to the growth and profits of the Company and thereby to align their compensation with the long-term growth and profitability of the Company.

     2.   DEFINITIONS.
          (a) "Act" shall mean The Securities Exchange Act of 1934, as amended.
          (b) "Annual Director's Fee" shall mean the annual fee paid by the Company to each Eligible Director of the Company, which fee may be modified from year to year.
          (c)  "Board" shall mean the Board of Directors of the Company.
          (d) "Committee" shall mean the Compensation and Stock Option Committee, as appointed from time to time by the Board.
          (e) "Common Stock" shall mean Class A Common Stock of Media General, Inc.
          (f)  "Company" shall mean Media General, Inc.
          (g)  "Director" shall mean any member of the Board.
          (h) "Disability" shall mean the Recipient's inability to perform the services required by his position on the Board by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.
          (i) "Effective Date" shall mean the date specified in Section 14 hereof.
          (j) "Eligible Director" or "Non-Employee Director" shall mean any Director who is not an employee or former employee of the Company or any of its subsidiaries or affiliates.
          (k) "Plan" shall mean this Media General, Inc., Restricted Stock Plan for Non-Employee Directors.
          (l) "Recipient" shall mean an Eligible Director of the Company to whom Restricted Shares are allocated pursuant to this Plan, or his designated beneficiary, surviving spouse, estate or legal representative; but for the purposes hereof, any beneficiary, spouse, estate or legal representative shall be considered as one person with the Eligible Director.
          (m) "Restricted Period" shall mean the period of time from the date of grant of the Restricted Stock until the earliest to occur of the events described in Section 6(c) hereof.
          (n) "Restricted Shares" shall mean the shares of Class A Common Stock of the Company reserved pursuant to Section 3 hereof and any such shares allocated or issued to a Recipient pursuant to this Plan.
          (o) "Subsidiary" or "Subsidiaries" shall mean a corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the voting power for the election of directors.
          (p) "Year of Board Membership" shall mean 365 consecutive days of Board Membership.

          3. RESTRICTED SHARE RESERVE. There shall be established a Restricted Share Reserve to which shall be credited 20,000 Restricted Shares. In the event that the shares of Class A Common Stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Restricted Share Reserve shall be appropriately adjusted to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Upon the allocation of shares hereunder, the Restricted Share Reserve shall be reduced by the number of Restricted Shares so allocated, and upon the forfeiture of Restricted Shares pursuant to Section 7 hereof, the Restricted Share Reserve shall be increased by such number of Restricted Shares, and such Restricted Shares again may be the subject of allocations hereunder. All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

     4. ELIGIBILITY AND MAKING OF ALLOCATIONS. Only Eligible Directors of the Company shall receive an allocation of Restricted Shares pursuant to the Plan. Each Eligible Director shall receive the equivalent of $10,000 every other year in the form of Restricted Shares as part of such Eligible Director's Annual Director's Fee. The number of Restricted Shares so allo-cated shall be based upon the closing price on the principal exchange upon which the Company's Class A Common Stock is listed on the trading day immediately preceding the date of grant. The date of grant for purposes of the initial award made pursuant to this Plan shall be the day of the Board of Directors' meeting immediately following the 1995 Annual Meeting of Stockholders; all subsequent dates of grants shall be the date of the Committee's regular January meeting in a year in which an award is to be made.
     The aggregate number of Restricted Shares which may be allocated pursuant to this Plan shall not exceed the amount available therefor in the Restricted Share Reserve.

     5. FORM OF ALLOCATIONS. Each allocation pursuant to Section 4 hereof shall specify the number of Restricted Shares subject thereto.
     At the time of making any allocation, the Committee shall advise the Recipient and the Company thereof by delivery of written notice.
     The Company shall take such action as shall be necessary to cause any Restricted Shares issued pursuant to this Plan and not previously listed to be listed on the American Stock Exchange and/or such other exchanges on which shares of the same class as the Restricted Shares then are listed.
     The Recipient agrees that at such time that the value of the Restricted Shares are included in his taxable income, the Company may withhold the applicable federal and state income taxes from any payments that then are due to the Recipient from the Company as required by law or requested by the Recipient and that, if the amount that then is due to the Recipient from the Company is not sufficient to cover the applicable federal and state tax withholding that is required, the Recipient shall pay the amount of the shortfall to the Company. The Company shall not be required to release the certificates evidencing the Recipient's ownership of Restricted Shares until all of the applicable federal and state tax withholding requirements relating to the Recipient have been satisfied.

     6.   RESTRICTIONS.
          (a) After an allocation pursuant to Section 4 hereof, the applicable Restricted Shares shall be duly issued or transferred forthwith, and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient thereupon shall be a stockholder with respect to all the Restricted Shares represented by such certificate or certificates, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 6(b) hereof) paid with respect to such shares; provided, however, that such shares shall be subject to and imprinted with the terms of the legend specified in Section 6(d) hereof, and the transfer agent for the Common Stock shall be instructed to like effect in respect of such shares. In aid of such restrictions, the Company shall retain the certificate(s) therefor, and the Recipient shall deposit a stock power or other instrument of transfer, appropriately endorsed in blank, with an officer designated by the Committee, which officer shall retain possession of such certificates until the Restricted Period (described in (c) below) expires.
          (b) In the event that as the result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient, as the owner of Restricted Shares subject to restrictions hereunder, shall be entitled to new or additional or different shares of stock or securities, and the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with an instrument of transfer appropriately endorsed, also shall be imprinted with the legend specified in Section 6(d), and all provisions of the Plan relating to restrictions and lapse of restrictions herein set forth thereupon shall be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the Recipient shall receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.
          (c) The term "Restricted Period" with respect to Restricted Shares (after which restrictions shall lapse) shall mean a period specified by the Board commencing on the date of allocation of such Restricted Shares to the Recipient and ending on the date that is no more than ten (10) years after the date of allocation of such shares. Notwithstanding the foregoing, at the time Restricted Shares are allocated, the Committee may establish performance targets which, if met, will accelerate the termina-tion of the Restricted Period for all or a portion of the Restricted Shares so allocated. The performance targets, if any, and the number of Restricted Shares affected shall be set forth in the notice given to the Recipient pursuant to Section 5 hereof.
          (d) The restrictions to which Restricted Shares shall be subject and the legend to be imprinted on certificates representing the Restricted Shares shall be as follows:

     During the Restricted Period applicable to such shares, and except as otherwise specifically provided in the Plan, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of.

     7.   FORFEITURE OF RESTRICTED SHARES.
          (a) If a Recipient's status as an Eligible Director should be terminated during the Restricted Period on account of his death, Disability or retirement, the unvested portion of the Restricted Shares issued to him shall be forfeited and returned to the Company. For this purpose, if the Restricted Period has not been terminated previously through the attainment of the applicable performance targets, it shall be assumed that Restricted Shares vest ratably over the one hundred and twenty (120) month period after the Restricted Shares are allocated.
          (b) Notwithstanding Section 7(a) hereof, if a Recipient's status as an Eligible Director is terminated upon the completion of five (5) or more Years of Board Membership after a date of grant of Restricted Stock, and such termination occurs by reason of death, Disability or retirement, or (ii) if a Recipient's status as an Eligible Director is terminated by reason of retirement pursuant to a mandatory retirement policy of the Company after a date of grant of Restricted Stock has occurred, then all shares so allocated as to which the Restricted Period has not been ter-minated previously through the attainment of applicable performance targets shall vest upon such death, Disability or retirement.
          (c) Nothing contained in this Section 7 or elsewhere in this Plan shall preclude the transfer of vested Restricted Shares on the death or Disability of the Recipient to his legal representatives or his estate or preclude such representatives from transferring such shares, or any of them, to the person or persons entitled thereto by will or by the laws of descent and distribution; provided, however, that any shares so transferred as to which such restrictions shall not have lapsed shall continue to be subject to all restrictions and obligations with respect thereto imposed by the Plan.
          (d) All notices in writing required pursuant to this Section 7 shall be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the Company at its principal office and conclusively shall be deemed given on the date of delivery, if delivered, or on the first business day following the date of such mailing, if mailed.

     8. FINALITY OF DETERMINATIONS. The Committee shall administer this Plan and construe its provisions;. Any determination by the Committee in carrying out, administering or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, assigns and personal representatives.

     9.   LIMITATIONS.
          (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for re-election by the Company's stockholders nor confer upon any Director the right to remain a member of the Board.
          (b) Recipients of allocations shall have no rights in respect thereof except as set forth in the Plan. Such rights may not be assigned or transferred except by will or by the laws of descent and distribution, and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares held by the Recipient during the Restricted Period (except those as to which the Restricted Period previously has been terminated through the at-tainment of the applicable performance targets), then the shares which are the subject of such attempted disposition shall be deemed forfeited.
Before the actual issuance of Restricted Shares, no such shares shall be earmarked for the Recipients' accounts, nor shall the Recipients have any rights as stockholders with respect to such shares.

     10. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN IN WHOLE OR IN PART. The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that any amendment shall not adversely affect rights or obligations with respect to allocations theretofore made; and provided further that no modification of the Plan by the Board without approval of the stockholders shall (a) increase the maximum number of Restricted Shares reserved pursuant to Section 3; (b) change the provisions of Section 3 with respect to the aggregate number of Restricted Shares which may be allocated under the Plan; or (c) change the classification of Eligible Director for the purpose of receiving Restricted Shares under the Plan. Notwithstanding the foregoing, the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. The Company intends that the Plan and the grants of Re-stricted Stock hereunder shall comply with the conditions of Rule 16b-3 of the Act and qualify for the exemption from Section 16(b) of the Act as a "formula plan." Should any additional provisions be necessary in order to so comply, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the Company's stockholders.

     11. GOVERNING LAW. The Plan shall be governed by the laws of the Commonwealth of Virginia.

     12. EXPENSES OF ADMINISTRATION. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

     13. REGULATORY COMPLIANCE AND LISTING. The issuance or delivery of any Restricted Shares may be postponed by the Company for such period as may be required to comply with any applicable requirements under the federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.

     14. EFFECTIVE DATE. The Plan shall be adopted by the Board and submitted to the stockholders of the Company for approval at the Annual Meeting of Stockholders to be held on May 19, 1995. The Plan shall become effective upon the affirmative vote of a majority of the Class A and Class B stockholders voting together and not as separate classes.

                       MEDIA GENERAL, INC.

                     LONG-TERM INCENTIVE PLAN

                      Effective May 19, 1995



     1. PURPOSE. The purpose of this 1995 Long-Term Incentive Plan (the "Plan") of Media General, Inc. (together with any successor thereto, the "Company") is (a) to promote the identity of interests between shareholders and employees of the Company by encouraging and creating significant ownership of Class A Common Stock of the Company by officers and other salaried employees of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers and employees who contribute to the Company's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.
     2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:
     2.01. "Award" means any Performance Accelerated Restricted Stock, Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent or Other Stock-Based Award or any other right or interest relating to Shares or cash granted to a Participant under the Plan.
     2.02. "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.
     2.03.  "Board" means the Board of Directors of the Company.
     2.04.  "Change of Control" and related terms are defined in Section 9.
     2.05. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.
     2.06. "Committee" means the Compensation and Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.
     2.07.  "Company" is defined in Section 1.
     2.08. "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code, and successor provisions.
     2.09.  "Deferred Stock" means a right, granted to a Participant under
Section 6.06, to receive Shares at the end of a specified deferral period.
     2.10. "Dividend Equivalent" means a right, granted to a Participant under Section 6.04, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.
     2.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.
     2.12. "Fair Market Value" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the publicly reported closing sales price on that date of a Share; provided that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.
     2.13. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.
     2.14. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.
     2.15. "Option" means a right, granted to a Participant under Section 6.07, to purchase Shares, other Awards or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
     2.16. "Other Stock-Based Award" means a right, granted to a Participant under Section 6.09, that relates to or is valued by reference to Shares.
     2.17. "Participant" means a person who, as an officer or salaried employee of the Company or any Subsidiary, has been granted an Award under the Plan.
     2.18.  "Performance Accelerated Restricted Stock" means Restricted
Stock granted to a Participant under Section 6.02 containing certain performance criteria established by the Committee which, if met, shall accelerate the vesting thereof.
     2.19. "Performance Award" means a right granted to a Participant under Section 6.03 to receive cash, Shares, other Awards or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.
     2.20. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.
     2.21.  "Plan" is defined in Section 1.
     2.22.  "Restricted Stock" means Shares granted to a Participant under
Section 6.05 that are subject to certain restrictions and to a risk of forfeiture.
     2.23. "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
     2.24.  "Shareholders" means the holders of all issued and outstanding
Shares.
     2.25. "Shares" means the Class A Common Stock, $5.00 par value, of the Company and such other securities of the Company as may be substituted for Shares or such other securities pursuant to Section 10.
     2.26. "Stock Appreciation Right" means a right granted to a Participant under Section 6.08 to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards or other property as specified in the Award or determined by the Committee.
     2.27. "Subsidiary" means any corporation (other than the Company) with respect to which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.
     2.28.  "Year" means a calendar year.
     3.  ADMINISTRATION.
     3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:
          (i)  to select and designate Participants;
          (ii)  to designate Subsidiaries;
          (iii) to determine the type or types of Awards to be granted to each Participant;
          (iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award;
          (v) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards or other property, or an Award may be cancelled, forfeited or surrendered;
          (vi) to determine whether, to what extent, and under what circumstances, cash, Shares, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;
          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;
          (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;
          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and
          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.
     3.02. Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, Subsidiaries, Shareholders, Participants and any person claiming any rights under the Plan from or through any Participant. The express grant of any specific power to the Committee and/or the taking of any action by the Committee shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.
     3.03. Limitation of Liability. Each member of the Committee shall in good faith be entitled to rely or act upon any report or other information furnished to such member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.
     3.04. Termination of Current Plans. As soon as practicable following the Effective Date, the Committee shall proceed to terminate the 1987 Stock Option Plan and the 1991 Restricted Stock Plan and, in connection therewith, take all necessary action to delete and/or de-list any remaining shares subject to issuance or reissuance under such plans from any effective registration statements filed with the Securities and Exchange Commission and/or additional listing applications filed with the American Stock Exchange covering such plans. Under no circumstances, shall any additional options or restricted shares be granted under such plans after the Effective Date. Notwithstanding the provision of this Section 3.04, all options and restricted shares granted prior to the Effective Date shall remain in full force and effect, subject to the terms thereof and of the respective plan under which such grants were made.
     4.  SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 1,300,000, of which up to 400,000 shares may be reserved for grants as Performance Awards, Performance-Based Restricted Stock, Performance Accelerated Restricted Stock and Other Stock-Based
Awards. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee reasonably can estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that subject to the re-quirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards) and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.
     If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent permitted under Rule 16b-3.
     5. ELIGIBILITY. Awards may be granted only to individuals who are officers or other salaried employees (including employees who also are directors) of the Company or a Subsidiary; provided, however, that no Award pursuant to this Plan shall be granted to any member of the Committee.
     6.  SPECIFIC TERMS OF AWARDS.
     6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 and/or 7.04, only services may be required as consideration for the grant of any Award.
     6.02. Performance Accelerated Restricted Stock. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Accelerated Restricted Stock to Participants on the following terms and conditions:
          (i) Awards and Dividends. Performance Accelerated Restricted Stock Awards shall be denominated in Shares. The Participant thereupon shall be a Shareholder with respect to the Shares awarded, including the right to vote such Shares and to receive all dividends and distributions paid with respect thereto.
          (ii) Certificates of Shares. Performance Accelerated Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Performance Accelerated Restricted Stock are registered in the name of a Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such performance Accelerated Restricted Stock, the Company shall retain physical possession of the cer-tificates, and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to that Performance Accelerated Restricted
Stock.
          (iii) Restrictions and Acceleration. At the time of the Award of Performance Accelerated Restricted Stock, the Committee shall specify a period commencing on the date of the Award and ending on a date that is no more than 10 years thereafter. At the time of each such Award, the Committee also shall specify and advise the Participant of such performance targets as the Committee shall determine to be appropriate which, if met, shall accelerate the termination of the foregoing restricted period for all or such other portion of the Performance Accelerated Restricted Stock as the Committee shall deem appropriate.
          (iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during an applicable restriction period, all Performance Accelerated Restricted Stock that remains subject to such applicable restriction period shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Performance Accelerated Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee in other cases may waive in whole or in part the forfeiture of Performance Accelerated Restricted Stock.
     6.03. Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:
          (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance
Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.
          (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards or other property, and the same may have such other terms as shall be determined by the Committee.
     6.04. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards or otherwise reinvested.
     6.05. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee shall determine.
          (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless the pre-established performance criteria established by the Committee are satisfied during the applicable restriction period.
Except as otherwise determined by the Committee, including any vesting of Restricted Stock and accelerated vesting of Performance Accelerated Restricted Stock, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Performance Accelerated Restricted Stock or other Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Performance Accelerated Restricted Stock or other Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified events.
          (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.
If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Re-stricted Stock, the Company shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
          (iv) Dividends. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based
Restricted Stock, and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.
     6.06. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:
          (i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise as the Committee shall determine.
          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.
     6.07. Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:
          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.03, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.
          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than 10 years after the date of grant.
          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than 10 years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Company which result from such disqualification.
     6.08. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in
Section 9.03) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock
Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.
          (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which Shares will be delivered or deemed to be delivered to Participants and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.08. Stock
Appreciation Rights shall expire not later than 10 years after the date of grant.
     6.09. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
Section 6.09 shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.
     7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.
     7.01. Performance-Based Awards. Performance Awards, Per-formance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished amounts of annual net income of the Company.
     The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.
     7.02. Maximum Yearly Awards. No participant may receive a grant of Option or Stock Appreciation Option Rights exceeding 50,000 in any Year.
In addition to this maximum, the maximum annual individual payout of Performance Awards is $300,000, and the Maximum individual limit of shares earned under Performance-Based Restricted Stock, Performance Accelerated Restricted Stock and Other Stock-Based Awards may not exceed 50,000 shares in any two-year period.
     7.03. Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to re-ceive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other
Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right or purchase price of any other Award conferring a right to purchase
Shares:
          (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or
          (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.
     7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03) or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.
     7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of 10 years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).
     7.06. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may in-clude, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.
     8.  GENERAL RESTRICTIONS APPLICABLE TO AWARDS.
     8.01.  Restrictions Under Rule 16b-3.
          8.01.1. Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.
          8.01.2. Nontransferability. Awards which constitute derivative securities (including any option, stock appreciation right or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.
          8.01.3. Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with re-spect to such person.
     8.02. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Company or a Subsidiary) or shall be subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Company under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and condi-tions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons and to any additional restrictions deemed necessary or appropriate by the Committee.
     8.03. Registration and Listing Compliance. The Company shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Company and any national securities exchange, until such laws, regulations and contractual obligations of the Company have been complied with in full, although the Company shall be obligated to use reasonable efforts to obtain any such approval and comply with such requirements as promptly as practicable.
     8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.
     9. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards
(ii) the number and kind of Shares issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles.
     10.  CHANGES TO THE PLAN AND AWARDS.
     10.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to him.
     10.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.
     11.  GENERAL PROVISIONS.
     11.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.
     11.02.  No Shareholder Rights.  No Award shall confer on any
Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.
     11.03. Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise or any payment thereunder and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.
     11.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.
     11.05. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.
     11.06.  Other Compensatory Arrangements.  The Company or any
Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.
     11.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
     11.08. Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award
Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia, without giving effect to principles of conflicts of laws and applicable federal law.
     12. EFFECTIVE DATE. The Plan shall become effective upon approval the affirmative vote of the holders of a majority of the votes cast by the holders of Class A and Class B Common Stock of the Company, voting together and not as separate classes, at a meeting of the Company's shareholders to be held on May 19, 1995, or any adjournment thereof.

                              MEDIA GENERAL, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                 CLASS A STOCK
The undersigned appoints J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, to vote all Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 19, 1995, and any adjournment thereof, as follows:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

ITEM 1 --       Election of Directors                      [ ] FOR         [ ] WITHHELD
     Directors, Nominees: Davis, Hatcher, Medlin
     FOR, except vote withheld from the following nominee(s):

_______________________________________________________________________________

ITEM 2 --       Approval of Director Plan                  [ ] FOR         [ ] AGAINST          [ ] ABSTAIN
ITEM 3 --       Approval of Long-Term Incentive Plan       [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

                     (Please date and sign on reverse side)

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
    Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.
                                             Dated: ____________________, 1995.

                                             Please date and sign proxy as name
                                             appears. Joint owners should each
                                             sign personally. Trustees and
                                             others signing in a representative
                                             capacity should indicate the
                                             capacity in which they sign.

                                             This proxy revokes all previous
                                             proxies.

                              MEDIA GENERAL, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                 CLASS B STOCK
The undersigned appoints J. Stewart Bryan III, Marshall N. Morton and George L. Mahoney, or any of them, the proxies of the undersigned, with power of substitution, to vote all Class B Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, May 19, 1995, and any adjournment thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

ITEM 1 --  Election of Directors                      [ ] FOR         [ ] WITHHELD
     Directors, Nominees: Black, D.T. Bryan, J.S. Bryan III, Donnahoe, Evans, Valentine
     FOR, except vote withheld from the following nominee(s):

ITEM 2 --       Approval of Director Plan                  [ ] FOR         [ ] AGAINST          [ ] ABSTAIN
ITEM 3 --       Approval of Long-Term Incentive Plan       [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

                     (Please date and sign on reverse side)

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
    Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

                                          Dated:_______________________ , 1995.
                                          ____________________________________
                                          ____________________________________
                                          Please date and sign proxy exactly as
                                          name appears. Joint owners should each
                                          sign personally. Trustees and others
                                          signing in a representative capacity
                                          should indicate the capacity in which
                                          they sign.

                                          This proxy revokes all previous
                                          proxies.

                MEDIA GENERAL, INC., EMPLOYEES THRIFT PLAN PLUS
                         PARTICIPANT VOTING INSTRUCTION

The undersigned hereby instructs The Northern Trust Company, as Trustee of the Media General Employees Thrift Plan, to vote all shares of Media General, Inc., Class A Common Stock held by the Thrift Plan for my account at the Annual Meeting of Stockholders of Media General, Inc., to be held on Friday, May 19, 1995, and any adjournment thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

ITEM 1 --       Election of Directors                      FOR             WITHHELD
     Directors, Nominees: Davis, Hatcher, Medlin
  FOR, except vote withheld from the following nominee(s):

ITEM 2 --       Approval of Director Plan                  FOR             AGAINST              ABSTAIN
ITEM 3 --       Approval of Long-Term Incentive Plan       FOR             AGAINST              ABSTAIN

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED.
    Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

                                             Dated:                      , 1995.
                                             Please date and sign instruction
                                             exactly as name appears.
                                             This instruction revokes all
                                             previous instructions.